EXHIBIT 99.1


      DIRECTORS, EXECUTIVE OFFICERS AND CONTROLLING PERSONS OF CABLEVISION
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NAME                             POSITION WITH CABLEVISION           PRINCIPAL OCCUPATION AND BUSINESS         PRINCIPAL BUSINESS IN
                                                                     ADDRESS                                   WHICH SUCH
                                                                                                               EMPLOYMENT IS
                                                                                                               CONDUCTED
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
Charles F. Dolan                 Director                            Cable                                     Cable
                                 Chairman                            One Media Crossways
                                                                     Woodbury, NY  11797
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James L. Dolan                   Director                            Cable                                     Cable
                                 Chief Executive Officer             One Media Crossways
                                                                     Woodbury, NY  11797
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William J. Bell                  Director                            Cable                                     Cable
                                 Vice Chairman                       One Media Crossways
                                                                     Woodbury, NY  11797
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Marc A. Lustgarten               Director                            Cable                                     Cable
                                 Vice Chairman                       One Media Crossways
                                                                     Woodbury, NY  11797
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Robert S. Lemle                  Director                            Cable                                     Cable
                                 Executive Vice President,           One Media Crossways
                                 General Counsel and                 Woodbury, NY  11797
                                 Secretary
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Patrick F. Dolan                 Director                            Cable                                     Cable
                                                                     One Media Crossways
                                                                     Woodbury, NY  11797
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Charles D. Ferris                Director                            Attorney                                  Law
                                                                     Mintz, Levin, Cohn, Ferris
                                                                     Glovsky & Popeo, P.C.
                                                                     701 Pennsylvania Ave., NW
                                                                     Washington, DC  20004
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Leo J. Hindery, Jr.              Director                            Cable                                     Cable
                                                                     Tele-Communications, Inc.
                                                                     5619 DTC Parkway
                                                                     Englewood, CO  80111
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Richard H. Hochman               Director                            Managing Partner                          Investments
                                                                     Regent Capital Partners, L.P.
                                                                     505 Park Avenue
                                                                     New York, NY  10022
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John C. Malone                   Director                            Cable                                     Cable
                                                                     Tele-Communications, Inc.
                                                                     5619 DTC Parkway
                                                                     Englewood, CO  80111
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NAME                             POSITION WITH CABLEVISION           PRINCIPAL OCCUPATION AND BUSINESS         PRINCIPAL BUSINESS IN
                                                                     ADDRESS                                   WHICH SUCH
                                                                                                               EMPLOYMENT IS
                                                                                                               CONDUCTED
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Victor Oristano                  Director                            Cable                                     Cable
                                                                     People's Choice TV
                                                                     21 Corporate Drive #249
                                                                     Shelton, CT  06484
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John Tatta                       Director                            Cable                                     Cable
                                                                     One Media Crossways
                                                                     Woodbury, NY  11797
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Vincent Tese                     Director                            Director                                  Investments
                                                                     Bear,Stearns & Co., Inc.
                                                                     245 Park Avenue, 3rd Fl.
                                                                     New York, NY  10167
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Andrew Rosengard                 Executive Vice President,           Cable                                     Cable
                                 Financial Planning and              One Media Crossways
                                 Controller                          Woodbury, NY  11797
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Margaret Albergo                 Senior Vice President,              Cable                                     Cable
                                 Planning and Performance            One Media Crossways
                                                                     Woodbury, NY  11797
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Joseph Cece                      Senior Vice President,              Cable                                     Cable
                                 Strategic Planning                  One Media Crossways
                                                                     Woodbury, NY  11797
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Thomas C. Dolan                  Director                            Cable                                     Cable
                                 Senior Vice President and           One Media Crossways
                                 Chief Information Officer           Woodbury, NY  11797
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Sheila A. Mahony                 Director                            Cable                                     Cable
                                 Senior Vice President               One Media Crossways
                                                                     Woodbury, NY  11797
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Barry J. O'Leary                 Senior Vice President,              Cable                                     Cable
                                 Finance and Treasurer               One Media Crossways
                                                                     Woodbury, NY  11797
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